UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2019

SEACOR Marine Holdings Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37966	47-2564547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12121 Wickchester Lane, Suite 500, Houston, TX		77079
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code    (346) 980-1700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SMHI	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 5.07. Submission of Matters to a Vote of Security Holders

At the 2019 Annual Meeting of Stockholders of SEACOR Marine Holdings Inc. (the “Company”), held on June 11, 2019, the Company’s stockholders voted on proposals to: (i) elect directors to the board of directors of the Company (the “Board”), (ii) amend the certificate of incorporation of the Company regarding written consents, (iii) amend the certificate of incorporation of the Company regarding extraordinary transactions and (iv) ratify the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

All nominees for election to the Board were elected for a term that will continue until the next annual meeting of stockholders or until the director’s successor has been duly elected and qualified (or the director’s earlier resignation, death or removal). The Company’s stockholders also (i) approved the amendment to the certificate of incorporation of the Company regarding written consents, (ii) approved the amendment to the certificate of incorporation of the Company regarding extraordinary transactions and (iii) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The number of votes cast for, withheld or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

Proposal No. 1 – Election of Directors

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Charles Fabrikant	16,627,601	734,987	1,404,189
John Gellert	17,217,363	145,225	1,404,189
Andrew R. Morse	17,175,764	186,824	1,404,189
R. Christopher Regan	17,133,136	229,452	1,404,189
Robert D. Abendschein	17,258,963	103,625	1,404,189
Julie Persily	17,234,121	128,467	1,404,189
Alfredo Miguel Bejos	16,943,261	419,327	1,404,189

Proposal No. 2 – Approval of an Amendment to the Certificate of Incorporation of the Company Regarding Written Consents

Votes For	Votes Against	Abstain	Broker Non-Votes
17,322,824	24,212	15,552	1,404,189

Proposal No. 3 – Approval of an Amendment to the Certificate of Incorporation of the Company Regarding Extraordinary Transactions

Votes For	Votes Against	Abstain	Broker Non-Votes
17,229,704	117,333	15,551	1,404,189

Proposal No. 4 – Ratification of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019

Votes For	Votes Against	Abstain	Broker Non-Votes
18,755,694	8,653	2,430	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Marine Holdings Inc.

June 12, 2019	By:	/s/ Andrew H. Everett II
Name: Andrew H. Everett II
Title: Senior Vice President, General Counsel and Secretary